The Boys and Girls Clubs of Dorchester Fieldhouse+ project involves the new construction of a three - story, 75 , 000 - square - foot community center in the Dorchester neighborhood of Boston, MA, with a total development cost of $ 75 . 9 million . The facility is being developed through a partnership between the Boys & Girls Clubs of Dorchester (BGCD) and the Martin Richard Foundation, which have worked together since 2014 to support children and families . The new facility will include purpose - built space for athletics, recreation, education, health & wellness and cultural programming, creating a modern, accessible community center designed to expand opportunities for young people and families in Dorchester . BGCD was founded in 1974 and currently operates three Clubhouses serving more than 4 , 000 youth annually . The addition of the Fieldhouse+ to BGCD’s portfolio will allow the organization to serve an additional 500 members, plus 1 , 000 Boston Public Schools students annually . Through its programs and services, BGCD seeks to provide young people with opportunities that support their growth, development, and long - term success . Financing for the $ 75 . 9 million FieldHouse+ project includes $ 18 . 0 million in Federal New Markets Tax Credits (NMTC), of which $ 10 . 0 million was allocated by Building America CDE . The project has also received approximately $ 23 million in public grants and over $ 44 million from capital campaigns . THE PROJECT: FINANCING: *Job and economic impact figures are estimates calculated using IMPLAN, an input - output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of August 21, 2026. Economic impact data is in 2026 dollars, and all other figures are nominal. PROJECT PROFILE Boys & Girls Clubs of Dorchester Fieldhouse+ Boston, MA

"FieldHouse+ reflects the kind of partnership that makes transformative community projects possible. The Commonwealth’s investment, together with support from AFL - CIO Housing Investment Trust’s subsidiary, Building America CDE, and other public and private partners, is helping deliver a world - class resource where thousands of young people can learn, play, and grow in a safe, inspiring, and dynamic environment. This is an investment in Dorchester’s young people, in good union jobs, and in the long - term strength of the community." - Marty Walsh Executive Director, NHL Players Association Former Mayor of Boston Building America CDE’s NMTC allocation is a critical component of the project’s financing structure, providing low - cost capital to ensure a manageable debt burden . Through access to NMTC financing, BGCD can expand affordable youth programming while supporting long - term investment in the Dorchester community . Building America CDE was established as a subsidiary of the AFL - CIO Housing Investment Trust (HIT) in 2010 . The U . S . Treasury Department’s CDFI Fund certified Building America as a Community Development Entity, making it eligible to offer federal New Markets Tax Credits to investors . Building America has been awarded $ 350 million of these tax credits since 2011 . The HIT is a fixed income investment company registered with the Securities and Exchange Commission . Its investors include union and public employee pension plans and labor organizations . The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union - friendly investments . ABOUT BUILDING AMERICA: FieldHouse+ will expand access to youth development programming in a deeply distressed Dorchester community with a 49 . 4 % poverty rate and median family income equal to 30 % of area median income . The facility is expected to serve approximately 4 , 500 Club members, plus an additional 1 , 000 Boston Public Schools students . The larger facility will expand opportunities in education, recreation, athletics, arts and cultural programming, and other youth development activities . The adjacent Boston Public Schools school lacks dedicated training facilities, athletic fields, and sports courts . FieldHouse+ will allow these students to utilize its amenities during and after school hours . The construction of the new facility is expected to create 295 quality union construction jobs . The completed facility will create or retain 43 new full - time jobs, all permanent jobs are expected to be available to Low - Income Persons (LIPs) and Low - Income Community (LIC) residents, supporting access to quality employment opportunities for individuals from the surrounding community . COMMUNITY IMPACT: 09/2026 PROJECT PROFILE | Boys & Girls Clubs of Dorchester - Dorchester, MA 1227 25 th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.buildingamericacde.com